UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2016

CrossAmerica Partners LP
(Exact name of registrant specified in its charter)

Delaware	001-35711	45-4165414
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

515 Hamilton Street, Suite 200
Allentown, PA 18101
(Address of principal executive offices, zip code)

(610) 625-8000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (“Amendment”) amends and supplements the Current Report on Form 8-K filed by CrossAmerica Partners LP (the “Partnership”) with the Securities and Exchange Commission (the “SEC”) on April 4, 2016 (the “Original Filing”) in connection with the Partnership’s acquisition of 31 franchise Holiday Stationstores (“Holiday”) and 3 company-operated liquor stores from SSG Corporation for approximately $52.3 million, including working capital. Of the 34 company-operated stores, 31 are located in Wisconsin and 3 are located in Minnesota. The acquisition was funded by borrowings under our credit facility.
The Original Filing is being amended and supplemented by this Amendment to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K. This information was not included in the Original Filing. No other amendments to the Original Filing are being made by this Amendment.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited financial statements of SSG Corporation, including the balance sheet as of December 31, 2015, and the related statements of income and comprehensive income, stockholders’ equity and cash flows for the year then ended, and the related notes thereto, are attached hereto as Exhibit 99.1.
The unaudited financial statements of SSG Corporation, including the balance sheets as of March 28, 2016 and March 31, 2015, and the related statements of income and comprehensive income, stockholders’ equity and cash flows for the period and quarter then ended, and the related notes thereto, are attached hereto as Exhibit 99.2.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed consolidated financial information of the Partnership giving effect to the Holiday acquisition, including the pro forma condensed consolidated balance sheet as of December 31, 2015, and the related pro forma condensed consolidated statements of operations for the year ended December 31, 2015 and three month period ended March 31, 2016, and the related notes thereto, are attached hereto as Exhibit 99.3.
(d) Exhibits.
Exhibit
No.    Description

23.1	Consent of Wipfli LLP, Independent Registered Public Accounting Firm.

99.1
Audited financial statements of SSG Corporation, including the balance sheet as of December 31, 2015, and the related statements of income and comprehensive income, stockholders’ equity and cash flows for the year then ended, and the related notes thereto.

99.2
Unaudited financial statements of SSG Corporation, including the balance sheets as of March 28, 2016 and March 31, 2015, and the related statements of income and comprehensive income, stockholders’ equity and cash flows for the period ended March 28, 2016 and quarter ended March 31, 2015, and the related notes thereto.

99.3
Unaudited pro forma condensed consolidated financial information of CrossAmerica Partners LP giving effect to the Holiday acquisition, including the pro forma condensed consolidated balance sheet as of December 31, 2015, the related pro forma condensed consolidated statement of operations for the year ended December 31, 2015 and for the quarter ended March 31, 2016, and the related notes thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CrossAmerica Partners LP

By:	CrossAmerica GP LLC,
its general partner

By:	/s/ Steven M. Stellato
Steven M. Stellato, Vice President and Chief Accounting Officer

Dated:	June 14, 2016